UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   March 7, 2008

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

                         305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced, effective February 1, 2008, Lawrence E. White retired as Senior Vice President and Chief Financial Officer of CBRL Group, Inc. (the “Company”).  (See the Company’s Current Report on Form 8-K dated September 17, 2007 and filed with the Commission on September 21, 2007, and which is incorporated herein by this reference.)  Pending selection of a permanent successor to Mr. White, the Company’s Board of Directors, effective March 7, 2008, appointed the Company’s Senior Vice President, General Counsel and Secretary, N.B. Forrest Shoaf, to the additional position of Interim Chief Financial Officer.  It is anticipated that Mr. Shoaf will serve in that position until the Company selects a permanent successor to Mr. White.  Since announcing the retirement of Mr. White, the Company has been conducting a search for a successor and expects to conclude that search in the near future.  At that time, the Company will make an announcement regarding Mr. White’s successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBRL GROUP, INC.

Dated: March 12, 2008	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel